UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________________________________________
FORM 8-K
____________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2017

_____________________________________________________________

INC RESEARCH HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
_____________________________________________________________

Delaware	001-36730	27-3403111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3201 Beechleaf Court, Suite 600 Raleigh, North Carolina	27604-1547
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 876-9300

_____________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.
On July 31, 2017, INC Research Holdings, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Meeting”). The certified results of the matters voted upon at the Meeting, which are more fully described in the Company’s definitive proxy statement, filed with the United States Securities and Exchange Commission on June 30, 2017 as supplemented on July 19, 2017 and July 27, 2017, are as follows:
1. Approval of the Agreement and Plan of Merger dated as of May 10, 2017 and as it may be amended from time to time, by and between INC Research and inVentiv, which we refer to as the merger proposal.

For	Against	Abstain	Broker Non-Votes
47,474,127	6,405	477,507	—
This proposal was approved.
2. Approval, for purposes of complying with applicable Nasdaq Listing Rules, of the issuance in excess of 20% of the outstanding shares of the Company's common stock, to inVentiv’s stockholders and equity award holders pursuant to the merger, which we refer to as the stock issuance proposal.

For	Against	Abstain	Broker Non-Votes
47,472,00	7,863	477,576	—
This proposal was approved.
3. Approval, on a non-binding, advisory basis, of the compensation that may be paid or become payable to the named executive officers of the Company in connection with the merger pursuant to agreements or arrangements with the Company or its subsidiaries:

For	Against	Abstain	Broker Non-Votes
44,933,739	2,505,689	518,611	—
This proposal was approved on an advisory (non-binding) basis.
4. Approval to adjourn the Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Meeting to approve the merger proposal or the stock issuance proposal:

For	Against	Abstain	Broker Non-Votes
43,479,006	3,961,708	517,325	—
This proposal was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INC RESEARCH HOLDINGS, INC.

Date:	July 31, 2017	By:	/s/ Christopher L. Gaenzle
			Name:	Christopher L. Gaenzle
			Title:	Chief Administrative Officer, General Counsel and Secretary